UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTION, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 3, 2003

MANUFACTURERS’ SERVICES LIMITED
(Exact name of registrant as specified in charter)

DELAWARE	001-15883	04-3258036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 BAKER AVENUE, CONCORD, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 287-5630

NOT APPLICABLE
(Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

On July 3, 2003, Manufacturers’ Services Limited (“MSL”) issued and sold 500,000 shares of 4.5% Series B Convertible Preferred Stock and warrants to purchase 1,059,322 shares of common stock to qualified accredited investors for an aggregate purchase price of $25,000,000.

The 500,000 shares of Series B preferred stock have a stated value of $50.00 per share. The Series B preferred stock may be converted into the Company’s common stock at the option of the holder prior to the scheduled redemption date of July 3, 2008.  The initial conversion price is $5.90, which represents a 17.5% premium over the closing price of the Company’s stock on July 1, 2003.  The preferred stock also may be redeemed by the Company under certain circumstances at any time after July 3, 2006.   The private placement includes warrants to purchase 1,165,254 shares of common stock, 1,059,322 of which were issued to the investors and 105,932 were issued to the placement agents for the transaction, that are exercisable during the next five years at an initial exercise price of $6.275 per share.  In general, MSL may force the exercise of the warrants if the closing price of its common stock exceeds 175% of the exercise price for at least 15 of 20 consecutive trading days.

Pursuant to a Registration Rights Agreement, MSL has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock issuable upon the conversion of the preferred stock and the exercise of the warrants.

MSL intends to use the proceeds for general corporate purposes, including working capital to support new growth, capital expenditures and potential acquisitions.

A copy of the Securities Purchase Agreement, the Registration Rights Agreement, the Certificate of Designations, the form of Warrant relating to the private placement are attached as exhibits hereto and are incorporated herein by reference.

ITEM 7.  EXHIBITS

(c)  Exhibits

4.1                                 Form of Warrant to Purchase Common Stock

4.2                                 Certificate of Designations of 4.5% Series B Convertible Preferred Stock of Manufacturers’ Services Limited

10.1                           Securities Purchase Agreement dated as of July 1, 2003, by and among Manufacturers’ Services Limited, U.S. Bancorp Piper Jaffray and RBC Dain Rauscher and the Buyers as defined therein

10.2                           Registration Rights Agreement dated as of July 1, 2003, by and among Manufacturers’ Services Limited, U.S. Bancorp Piper Jaffray and RBC Dain Rauscher and the Buyers as defined therein

99.1                           Press Release dated July 2, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

MANUFACTURERS’ SERVICES LIMITED
(Registrant)

Date:	July 8, 2003

By:	/s/ Albert A. Notini
Albert A. Notini
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock

4.2	Certificate of Designations of 4.5% Series B Convertible Preferred Stock of Manufacturers’ Services Limited

10.1	Securities Purchase Agreement dated as of July 1, 2003, by and among Manufacturers’ Services Limited, U.S. Bancorp Piper Jaffray and RBC Dain Rauscher and the Buyers as defined therein

10.2	Registration Rights Agreement dated as of July 1, 2003, by and among Manufacturers’ Services Limited, U.S. Bancorp Piper Jaffray and RBC Dain Rauscher and the Buyers as defined therein

99.1	Press Release dated July 2, 2003